September 30, 1998
Annual
Report

Calvert cash
reserves Institutional
Prime Fund

Calvert
Cash
Reserves
Institutional
Prime
Fund

Calvert Group
INformation

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o NFDS, 6th Floor
1004 Baltimore
Kansas City, MO 64105-1807

Web Site
http://www.calvertgroup.com


Please check the inside back cover for
Calvert Group's Family of Funds.


This report is intended to provide fund
information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

TABLE OF CONTENTS

President's Letter                          1
Report of Independent Accountants           3
Statements of Net Assets                    4
Statements of Operations                    8
Statement of Changes in Net Assets          9
Notes to Financial Statements               10
Financial Highlights                        12



Dear Shareholders:

In our report six months ago, we noted that evidence of an economic slowdown might begin to emerge but we were unsure if the slowdown would be sufficient to keep the Federal Reserve from raising rates given their tightening bias. Since that time, it has become apparent that the Asian contagion has spread and that not only Russia, but other emerging markets (such as Latin America) have also entered a period of great uncertainty. World confidence has been shaken and investors have flocked to the safety of U.S. Treasury issues. With mounting evidence of a slowdown in U.S. business activity, the Federal Reserve very rapidly shifted from a tightening to neutral to easing bias and brought the federal funds rate down 25 basis points at their September meeting. We think it very likely that more easing of rates is ahead in the months to come.

Portfolio Strategy
We continue to invest in a mix of first-tier variable rate demand notes, repurchase agreements, commercial paper, certificates of deposit, government agency issues and short term corporate notes.

As the summer wound down, the effects of the Asian contagion on the U.S. economy became more clear, and the Federal Reserve moved to an easing bias, we increased our commercial paper purchases to lock in fixed rates before the easing occurred. Simultaneously, we reduced our exposure to variable rate demand notes, since the rates reset downward very quickly after an easing. However, since the yields on variable rate demand notes are still quite high relative to other types of money market securities, we continue to hold a high percentage of these issues in the Portfolio.

As we more actively purchased commercial paper, we extended our average days to maturity. At the close of the quarter, our average days to maturity was 36 days versus 46 days six months ago.

Performance
The Portfolio has consistently outperformed, on a net basis, the average institutional money market fund over the past year (no. 3 of 188 funds in Lipper Institutional Money Market Funds Average for the year ended September 30, 1998.)

Outlook
In the near future, it is likely that we will continue to see economic data reports which indicate that U.S. growth has slowed considerably from its earlier pace. In response to this and to mounting concerns over the global liquidity crisis, the Federal Reserve will likely continue to lower borrowing rates. If the flight to quality in U.S. Treasury issues continues, prices for these issues will remain high and will exert more downward pressure on money market fund yields.

While the prospect of a further decline in yields is not welcome news, investors should bear in mind that money market returns over inflation remain quite attractive, especially in light of the current historic low yields available on longer-term Treasury bonds.

Sincerely,




Barbara J. Krumsiek
President and CEO
October 14 , 1998








Quality Structure of Portfolio
It is the operating policy of the Fund to invest only in tier-one securities as defined by Rule 2a-7 of the Investment Policy Act of 1940. It is a further operating policy of the fund that it will invest only in issues rated A-1 or P-1 rated issues. See the Statement of Additional Information. "Appendix, Commercial Paper Bond Ratings."

Report of Independent Accountants

To the Board of Trustees and Shareholders of Calvert Social Investment Fund:


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, statements of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Institutional Prime Fund (the sole series of Calvert Cash Reserves, hereafter referred to as the "Fund"), at September 30, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. Theses financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with custodians provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

Baltimore, Maryland
November 6, 1998

STATEMENT OF NET ASSETS
SEPTEMBER 30, 1998

                                                    Principal
Corporate Obligations - 60.2%                       Amount        Value
Aegis Assisted Living Prop., LLC. VRDN,
 6.00%, 2/1/28, LOC:
         Banque Paribas *                           $6,970,000    $6,970,000
Alabama State Industrial Development
 Authority VRDN,
         5.65%, 12/1/19, LOC: Nationsbank *         5,690,000     5,690,000
Allegheny County, Pennsylvania
Industrial Development Revenue
         VRDN, 5.75%, 7/1/27, LOC:
 Dresdner Bank *                                    4,700,000     4,700,000
Arkansas State Development
 Finance Authority VRDN,
         5.50%, 8/1/30, LOC: Credit Suisse *        1,600,000     1,600,000
BP America, Inc., 9.75%, 3/1/99                     5,000,000     5,076,585
  Bel Air, LLC. VRDN, 5.65%,
12/1/15, LOC: Amsouth Bank *                        6,265,000     6,265,000
Berks County, Pennsylvania Industrial
 Development Authority
         VRDN, 5.45%, 7/1/16, LOC: Corestates *     3,000,000     3,000,000
Betters Group, LP. VRDN, 5.65%,
2/1/12, LOC:
         Century National Bank and
 Trust, Confirming LOC:
         Mellon Bank *                               50,000        50,000
Bexar County, Texas Health Facilities
Development VRDN,
         5.95%, 2/1/22, LOC: Kredietbank *          3,425,000     3,425,000
Blount/Strange Realty Holdings,
LLC. VRDN, 5.65%, 7/1/16,
         LOC: Regions Bank *                        4,760,000     4,760,000
Botsford General Hospital VRDN,
 5.80%, 2/15/27, VRDN,
         5.80%, 2/15/27, LOC: Michigan National *   7,000,000     7,000,000
California Pollution Control VRDN, 5.55%,
7/1/06,
         LOC: Wells Fargo Bank *                    1,700,000     1,700,000
California Statewide Community
Development VRDN, 5.75%,
         5/1/27, LOC: Heller Financial,
 Confirming LOC:
          Commerze Bank *                          495,000         495,000
   California Statewide Community
 Development VRDN, 5.75%,
         5/1/27, LOC: Heller Financial,
 Confirming LOC:
         Commerze Bank *                            455,000         455,000
California Statewide Community
Development VRDN, 6.00%,
         7/1/27, LOC: Heller Financial, Confirming
         LOC: Commerze Bank *                       525,000       525,000
Clinic Building, Inc., VRDN,
 5.79%, 12/1/18,
         LOC: Rabobank Nederland *                  2,550,000       2,549,765
  Colorado Health Facilities Authority
 Revenue VRDN,
         5.66%, 2/1/13, LOC: Kredietbank *          5,700,000     5,700,000
Colorado Health Facilities Authority
 Revenue VRDN,
         5.75%, 2/1/25, LOC: Kredietbank *          2,300,000     2,300,000
Colorado Health Facilities Authority
Revenue VRDN,
         5.95%, 2/1/25, LOC: Kredietbank *          5,510,000     5,510,000
Colorado Health Facilities Authority Revenue
VRDN, 5.85%,
         11/1/26, LOC: Kredietbank *                5,990,000     5,988,550
Columbus, Georgia Development
Authority Industrial Revenue
         VRDN, 5.50%, 1/1/05, LOC: Fleet Bank *     875,000      875,000
Concrete Co., VRDN, 5.65%,
 7/1/48, LOC: Columbus
         Bank and Trust *                           3,975,000     3,975,000
Deutsche Bank, 5.71%, 4/16/99                      4,000,000       3,998,541
   FirstNational Bank Chicago,
Il, 5.52%, 2/16/99                                  8,000,000     7,995,341

                                                                  Principal
Corporate Obligations - (Cont'd)                    Amount        Value
Florida Housing Finance Agency VRDN,
 6.50%, 7/1/23, LOC:
         Heller Financial, Confirming LOC:
Commerze Bank *                                     $750,000      $750,000
Garmong Newspaper Development Co., LLC.
 VRDN,
         5.95%, 9/1/16, LOC: Citizens
National Bank of Evansville,
Confirming LOC: Harris Trust *                      2,945,000     2,945,000
Healthrack Sports and
Wellness VRDN, 5.50%, 2/15/27, LOC:
         American National Bank and Trust *         5,850,000     5,850,000
Idaho Associates, LLC. VRDN,
5.50%, 4/1/27,
         LOC: LaSalle Bank *                        4,150,000     4,150,000
Kit Carson County, Colorado VRDN,
5.75%, 6/1/27,
         LOC: Norwest Bank *                        2,000,000     2,000,000
La Mirada, California Industrial
Development Authority VRDN,
         5.50%, 12/1/26, LOC: FNB Chicago *         3,700,000     3,700,000
Lexington Financial Services, LLC.
VRDN, 5.50%, 3/1/27,
         LOC: LaSalle Bank *                        2,200,000     2,200,000
Massachusetts Nursing Homes VRDN,
5.50%, 11/15/13, LOC:
         American National Bank and Trust *         1,400,000     1,400,000
Meriter Hospital, Inc., VRDN, 5.75%,
 12/1/16,
         LOC: Firstar Bank *                        9,550,000     9,550,000
Meriter Management Services, Inc.,
VRDN, 5.50%, 12/1/16,
         LOC: Firstar Bank *                        4,825,000     4,825,000
Mississippi Business Finance Authority
 VRDN, 5.85%, 11/1/06,
         LOC: Marshall & Ilsley Bank *              4,750,000     4,750,000
Mississippi Business Finance Authority
 VRDN, 5.65%, 6/1/10,
         LOC: National Bank of Detroit *            4,000,000     4,000,000
Mississippi Business Finance Authority
 VRDN, 5.50%, 2/1/19,
         GA: Sara Lee *                             2,000,000     2,000,000
         Montgomery Cancer Center, LLC.
VRDN, 5.65%, 10/1/12,
         LOC: Southtrust Bank, AL *                 4,170,000       4,170,000
    Mount Vernon Industrial Economic
Development VRDN,
         6.00%, 7/1/07, LOC: Citizens
 National Bank, Confirming
         LOC: Suntrust Bank *                       1,430,000     1,430,000
Physicians Plus Medical Group
VRDN, 5.70%, 8/1/16,
         LOC: LaSalle Bank *                        4,030,000     4,030,000
Pleasant Hill, California Redevelopment
 Agency VRDN, 5.70%,
         8/1/26, LOC: Heller Financial, Confirming
         LOC: Commerze Bank *                       1,380,000     1,380,000
Public Service Electric & Gas Co.,
5.85%, 5/1/23, TOA:
         Citibank, INSUR: AMBAC  *                  8,000,000       8,000,000
     Richmond, Virginia Redevelopment
 and Housing Authority
         VRDN, 5.65%, 12/1/25, LOC:
Wachovia Bank and Trust *                           4,235,000       4,235,000
   Roosevelt Paper Co., VRDN,
 5.45%, 6/1/12, LOC: Corestates *   .               7,110,000     7,110,000
Rural Electric Coop. VRDN,
 5.64%, 12/15/17, TOA:
         Morgan Guaranty Trust *                    14,890,000    14,890,000
San Leandro, California Multi Famil
y Housing VRDN, 5.75%,
         10/1/27, LOC: Heller Financial,
Confirming LOC:
         Commerze Bank *                           2,255,000       2,255,000
     Shawnee, Kansas VRDN, 5.80%,
12/1/12, LOC:
   hase Manhattan *                                7,000,000       7,000,000
   South Central Communications Corp.
VRDN, 5.95%, 9/1/13,
         LOC: Citizens National Bank,
Confirming LOC:
         Suntrust Bank *                            8,500,000     8,500,000

                                                                  Principal
Corporate Obligations - (Cont'd)                    Amount        Value
St. Paul, Minnesota Housing and
 Redevelopment Authority
         VRDN, 5.75%, 6/1/15, LOC:
Credit Local de France *                            $2,500,000    $2,500,000
St. Paul, Minnesota Housing
 and Redevelopment Authority
         VRDN, 5.75%, 3/1/18, LOC:
Credit Local de France *                            1,520,000     1,520,000
Sussex County, Delaware VRDN, 5.71%,
11/1/27, LOC:
         Wilmington Trust Co. *                     3,000,000     3,000,000
TLC Holdings, LLC. VRDN,
5.65%, 6/1/26, LOC:
         Columbus Bank and Trust *                  4,840,000    4,840,000
     Triangle Funding, Ltd. VRDN,
5.69%, 11/15/98,
         Overcollateralization: Credit Suisse *     7,000,000     7,000,000
Triangle Funding, Ltd. VRDN,
5.35%, 10/15/99 *                                   7,000,000     7,000,000
Ventura County, California,
5.74%, 11/1/98, INSUR: FSA                          5,420,000     5,421,145
Vermont Economic VRDN, Series A,
 5.65%, 12/8/98,
         LOC:  National Westminster Bank *          2,530,000     2,530,000
Washington State Housing Finance,
5.70%, 2/1/28, LOC:
         US Bank - National Association  *          1,840,000     1,840,000
Washington State Housing Finance,
5.70%, 2/1/28, LOC:
         US Bank - National Association  *          1,185,000     1,185,000
Washington State Housing Finance,
5.70%, 7/1/29, LOC:
         Bank One, AZ *                             2,980,000     2,980,000
Waukesha Health Systems, Inc.,
VRDN, 5.70%, 8/15/26,
         LOC:  Bank of America *                    2,750,000     2,750,000
Westminster Asset Corp., VRDN,
5.75%, 4/1/22, LOC:
         Wells Fargo Bank *                         11,360,000    11,360,000
Whetstone Care Center, LLC.
VRDN, 5.71%. 1/1/18, LOC:
         Fifth Third Bank *                         3,275,000     3,275,000
Will County, Illinois VRDN,
 5.34%, 8/1/28, LOC: LaSalle Bank *                 4,000,000       4,000,000

   Total Corporate Obligations (Cost $262,924,927)                262,924,927

Commercial Paper - 30.2%
Banco Del Istmo, 5.51%, 11/30/98,
 LOC: Barclays Bank                                 8,000,000     7,926,533
Eureka Securitization, Inc., 5.52%, 11/20/98        5,000,000     4,961,667
Garanti Funding Corp., 5.39%,
 4/30/99, LOC:
         Bayerische Vereinsbk, A.G.                 11,000,000    10,652,495
ING US Ins. Holdings., 5.50%, 10/26/98, GA:
         International Neder Verz                   5,000,000     4,980,903
Island Finance, 5.55%, 10/5/98,
Capital Maintenance
         Agreement: Norwest Bank                    5,600,000     5,596,547
Island Finance, 5.52%, 10/28/98,
Capital Maintenance
         Agreement:  Norwest Bank                   9,000,000     ,962,740
   Island
Finance, 5.51%, 11/24/98,
 Capital Maintenance
         Agreement:  Norwest Bank   10,000,000      9,917,350     Kitty Hawk
Funding Corp., 5.54%,
 10/16/98, LOC: Nationsbank                         5,000,000     4,988,458
Kitty Hawk Funding Corp.,
5.49%, 1/29/99, LOC: Nationsbank                    2,759,000     2,708,510
Kitty Hawk Funding Corp.,
5.48%, 2/26/99, LOC: Nationsbank                    5,848,000     5,716,251
National Australia Funding,
5.20%, 2/25/99, GA: National
         Australia Bank                             6,000,000     5,872,600
Nebraska Public Power, 5.64%,
12/7/98, LOC: Bank of America,
         Commerze Bank, Bank of Nova Scotia         6,000,000     6,000,000
Northwestern University, 5.53%,
10/20/98                                            5,000,000     4,985,407
Northwestern University, 5.51%,
 11/10/98                                           2,000,000     1,987,756
Northwestern University, 5.52%,
11/10/98                                            5,000,000     4,969,333
Northwestern University, 5.48%,
 12/17/98                                           4,750,000     4,694,325

                                                                  Principal
Commercial Paper - (Cont'd)                         Amount        Value
Oakland, California, Alameda County,
 Series A, 5.60%,
         10/16/98, LOC: Canadian Imperial           $12,600,000   $12,600,000
Princeton University, 5.53%, 10/9/98                5,300,000     5,293,487
Southern Electric Generating Co.,
5.68%, 10/9/98                                      7,000,000     6,991,164
Unibanco Uniao De Bancos,
5.48%, 12/29/98, LOC:
         West Deutsche Landes                       6,000,000     5,918,713
Vehicle Services of America, 5.52%,
 11/16/98, LOC: Nationsbank                         6,000,000     5,957,680
Total Commercial Paper (Cost $131,681,919)                        131,681,919

Municipal Obligations - 6.2%
Illinois Housing Development Authority
VRDN, 5.74%, 12/1/21,
         INSUR: AMBAC, TOA: Citibank *              3,905,000     3,905,000
Illinois Housing Development Authority
VRDN, 5.74%, 6/1/22
         INSUR: AMBAC, TOA: Citibank *              1,590,000     1,590,000
Ohio State VRDN, 5.64%, 10/1/21,
LOC: INSUR: AMBAC,
         TOA:  Citibank *                           6,500,000     6,500,000
Texas State VRDN, 5.67%, 12/1/27,
TOA: Citibank *                                     1,734,000     1,734,000
Village of Schaumberg, Illinois VRDN,
5.45%, 12/1/13,
         BPA: First National Bank Chicago *         2,800,000     2,800,000
Village of Schaumberg, Illinois VRDN,
 5.55%, 12/1/20,
         BPA: First National Bank Chicago *         5,800,000     5,800,000
Virginia State Housing Development
Authority VRDN,
         5.50%, 1/1/47 *                            1,900,000     1,900,000
Virginia State Housing Development
Authority VRDN,
         5.74%, 11/1/11, BPA: Citibank *            2,900,000     2,900,000
Total Municipal Obligations (Cost $27,129,000)                    27,129,000

U.S. Government Agencies and Instrumentalities - 4.1%
Federal Home Loan Mortgage Corp.,
 5.38%, 10/2/98                                     3,000,000     2,999,552
Federal National Mortgage Assn.,
 5.435%, 10/29/98                                   5,000,000     4,978,864
Student Loan Marketing
Assn., 5.72%, 11/20/98                              5,000,000     4,999,602
Student Loan Marketing Assn.,
 5.49%, 2/18/99                                     5,000,000     5,000,000
Total U.S. Government Agencies and Instrumentalities
(Cost $17,978,018)                                                17,978,018

Total Investments (Cost $439,713,864) - 100.7%                    439,713,864
Other assets and liabilities, net - (0.7%)                        (3,028,609)
    Net Assets - 100%
                                                                  $436,685,255

Net Assets Consist of:
Paid-in capital applicable to 436,679,710
 shares of beneficial interest, unlimited number
of no par shares authorized
$436,681,525Undistributed net investment income                   1,813
Accumulated net realized gain (loss)
on investments                                                    1,917
         Net Assets                                               $436,685,255

         Net Asset Value Per Share                                $1.00

Explanation of Guarantees:
BPA:   Bond-Purchase Agreement
LOC: Letter of Credit
GA:  Guarantee Agreement
TOA: Tender Option Agreement
INSUR: Insurance
Abbreviations:
VRDN: Variable Rate Demand Notes

Optional tender features give these securities a shorter effective maturity date.

See notes to financial statements.

Statement of Operations
Year Ended September 30, 1998

Net Investment Income
Investment Income
         Interest income                                          $28,744,173

Expenses
         Investment advisory fee                                  1,254,573
         Transfer agency fees and expenses                        15,049
         Trustees' fees and expenses                              57,045
         Administrative fees                                      250, 915
         Custodian fees                                           65, 530
         Registration fees                                        46,690
         Reports to shareholders                                  20,112
         Professional fees                                        10,802
         Miscellaneous                                            39,072
         Reimbursement from Advisor                              (1,038,689)
                           Total expenses                         721,099
                           Fees paid indirectly                   (53,816)
                                    Net expenses                  667,283
                                    Net Investment Income         28,076,890

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments                           6,285

         Increase (Decrease) in Net Assets
         Resulting From Operations                                $28,083,175

Statements of Changes in Net Assets

                                    Year Ended      Year Ended
                                    September 30,   September 30,
Increase (Decrease) in Net Assets   1998            1997
Operations
Net investment income               $28,076,890     $19,659,630
Net realized gain (loss)
on investments                      6,285           (3,929)

Increase (Decrease) in Net Assets
Resulting From Operations           28,083,175      19,655,701

Distributions to shareholders from:
Net investment income:              (28,075,575)    (19,659,571)
         Total distributions        (28,075,575)    (19,659,571)

Capital share transactions in
dollars and shares:
         Shares sold                5,373,384,976   4,326,893,535
         Reinvestment of
         distributions              19,818,423      13,265,042
         Shares redeemed            (5,331,876,473) (4,096,022,244)
         Total capital share
         transactions               61,326,926      244,136,333

Total Increase (Decrease)
 in Net Assets                      61,334,526      244,132,463

Net Assets
Beginning of year                   375,350,729     131,218,266
End of year (including
undistributed net investment
income  of $1,813 and
$498 respectively)                  $436,685,255    $375,350,729

Notes to Financial Statements

Note A - Significant Accounting Policies
General: The Calvert Institutional Prime Fund (the "Fund"), the sole series of Calvert Cash Reserves, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers shares of beneficial interest to the public with no sales charge.

Security Valuation: Securities are valued at amortized cost which approximates market.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B - Related Party Transactions
Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of .25% of average daily net assets. Under the terms of the agreement, $110,189 was payable at year end.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of
 .05% of the average daily net assets of the Fund. Under the terms of the agreement, $23,543 was payable at year end.

The Advisor voluntarily reimbursed the Fund for advisory fees, administrative fees, and other operating expenses of $1,038,689.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund.

Calvert Shareholders Services, Inc., an affiliate of the Advisor, is the shareholder servicing agent for the Fund. Under the terms of the agreement, $507 was payable at year end. National Financial Data Services, Inc., is the transfer and dividend disbursing agent.
Each Trustee who is not affiliated with the Advisor receives an annual fee of $20,500 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C - Investment Activity
The cost of investments owned at September 30, 1998 was substantially the same for federal income tax and financial reporting purposes.

As a cash management practice, the Fund may sell or purchase short-term variable rate demand notes from other Portfolios managed by the Advisor. All transactions are executed at independently derived prices.

Note D - Line of Credit
A financing agreement is in place with all Calvert Group Funds and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. This fee is paid quarterly in arrears. The Fund had $55,701 outstanding borrowings at an interest rate of 6.25% at September 30, 1998.

Financial Highlights

                                                     Years Ended
                                             Sept.30, Sept. 30,     Sept. 30,
                                             1998         1997          1996
Net asset value, beginning                  $1.00         $1.00        $1.00
Income from investment operations
     Net investment income                  .056          .055         .040
Distributions from
     Net investment income                  (.056)        (.055)       (.040)
Net asset value, ending                     $1.00        $1.00         $1.00

Total return                                5.74%        5.55%         3.99%
Ratios to average net assets:
     Net investment income                  5.59%         5.55%        4.80%
     Total expenses+                          .14%         .07%          .73%
     Net expenses                            .13%         .06%          .69%
     Expenses reimbursed                     .21%         .31%          .47%
Net assets, ending (in thousands)           $436,685      $375,351    $131,218
Number of shares outstanding,
     ending (in thousands)                  436,680       375,353      131.217


                                                    Years Ended
                                             September 30, September 30,
                                             1995          1994
Net asset value, beginning                  $1.00          $1.00
Income from investment operations
     Net investment income                  .045          .028
Distributions from
     Net investment income                  (.045)        (.028)
Net asset value, ending                     $1.00        $1.00

Total return                                4.55%        2.78%
Ratios to average net assets:
     Net investment income                  4.53%         2.75%
     Total expenses+                        1.41%        N/A
     Net expenses                           1.39%        1.23%
     Expenses reimbursed                     -            -
Net assets, ending (in thousands)           $26,775       $99,973
Number of shares outstanding,
     ending (in thousands)                  26,821        100,024

+ Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.
N/A Disclosure not applicable to prior periods.